LaSalle Bank National  Association,  not in its individual  capacity,  but solely as the Supplemental  Interest
Trust Trustee on behalf of the  Supplemental  Interest Trust with respect to RASC Series 2007-KS4  Trust,  Home
Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS4
April 27, 2007

[GRAPHIC OMITTED]
                                                                                 BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                   383 MADISON AVENUE
                                                                                             NEW YORK, NEW YORK 10179
                                                                                                         212-272-4009

                                                      EXHIBIT A

DATE:                               April 27, 2007

TO:                                 LaSalle Bank National Association,  not in its individual capacity, but solely as the Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest
                                    Trust  with  respect  to  RASC  Series  2007-KS4  Trust,   Home  Equity  Mortgage
                                    Asset-Backed Pass-Through Certificates, Series 2007-KS4
ATTENTION:                          Kimberly Sturm
TELEPHONE:                          312-904-4373
FACSIMILE:                          312-904-1368

FROM:                               Derivatives Documentation
TELEPHONE:                          212-272-2711
FACSIMILE:                          212-272-9857

SUBJECT:                            Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNSC9503

The purpose of this  long-form  confirmation  ("CONFIRMATION")  is to confirm the terms and conditions of the current
Transaction  entered into on the Trade Date  specified  below (the  "TRANSACTION")  between  Bear  Stearns  Financial
Products Inc. ("PARTY A") and LaSalle Bank National  Association,  not in its individual capacity,  but solely as the supplemental  interest  trust  trustee (the  "Supplemental  Interest  Trust  Trustee") on behalf of the  supplemental interest  trust  with  respect  to RASC  Series  2007-KS4  Trust,  Home  Equity  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2007-KS4 (the  "Supplemental  Interest  Trust")  ("PARTY B").  Reference is hereby made to the
Pooling and Servicing  Agreement,  dated as of April 1, 2007,  among LaSalle Bank  National  Association,  not in its individual capacity,  but solely as Supplemental  Interest Trust Trustee,  Residential Asset Securities  Corporation,
as depositor  ("Depositor"),  Residential  Funding Company,  LLC, as master servicer ("Master  Servicer") and LaSalle
Bank  National  Association,  as Trustee (the  "Pooling and  Servicing  Agreement").  This  Confirmation  evidences a complete  and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth below and replaces  any  previous  agreement  between  us  with  respect  to  the  subject  matter  hereof.  This  Confirmation constitutes a  "CONFIRMATION"  and also  constitutes a "SCHEDULE"  as referred to in the ISDA Master  Agreement,  and
Paragraph 13 of a Credit Support Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  -  Cross  Border)  as  published  and  copyrighted  in  1992 by the
         International  Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item 3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New
         York Law Only version) as published  and  copyrighted  in 1994 by the  International  Swaps and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT  SUPPORT  ANNEX").
         For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such
         ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference  into the Schedule;  (iii) the Credit  Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each herein  reference to a "Part" will be construed  as a reference  to the  provisions  herein deemed incorporated in a Schedule to the ISDA Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                     With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

       Trade Date:                          April 27, 2007

       Effective Date:                      April 27, 2007

       Termination Date:                    April 25, 2011,  subject to adjustment in accordance  with the Business
                                            Day Convention.

       FIXED AMOUNT:

              Fixed Rate Payer:             Party B

              Fixed Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  May 25,  2007 and  ending on the  Termination
                                            Date,  subject  to  adjustment  in  accordance  with the  Business  Day
                                            Convention.

              Fixed Rate Payer
              Payment Date:Early  Payment  shall be  applicable.  The Fixed  Rate Payer  Payment  Date shall be one
                                            Business Days prior to each Fixed Rate Payer Period End Date.

              Fixed Rate:                   5.25000%

              Fixed Rate Day
              Count Fraction:               30/360

       FLOATING AMOUNTS:

              Floating Rate Payer:          Party A

              Floating Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  May 25,  2007 and  ending on the  Termination
                                            Date,  subject  to  adjustment  in  accordance  with the  Business  Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer Payment
                                            Date  shall be one  Business  Days  prior to each  Floating  Rate Payer
                                            Period End Date.

              Floating Rate for initial
              Calculation Period:           To be determined.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   Party A

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that  notwithstanding  anything to the contrary in Section 5(a)(i) or in  Paragraph  7, any failure by Party A to comply with or perform  any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing  for 30 or more Local  Business  Days and (B) such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's obligations  under  Paragraph  3(b);  provided,  however,  that  notwithstanding  anything  to  the contrary in Section  5(a)(iii)(1),  any failure by Party A to comply with or perform any obligation to be complied  with or performed by Party A under the Credit  Support  Annex shall not  constitute an Event of Default under  Section  5(a)(iii)  unless (A) a Required  Ratings  Downgrade  Event has occurred  and been  continuing  for 30 or more  Local  Business  Days and (B) such  failure  is not remedied on or before the third Local  Business  Day after notice of such failure is given to Party
                  A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold Amount" means USD 100,000,000.

(vii)    The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that, with respect  to Party B only,  Section  5(a)(vii)(4)  is  hereby  amended  by  adding  after  the words
                  "against it" the words  "(excluding  any proceeding or petition  instituted or presented by Party A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by deleting  the words "to (7)
                  inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)   The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii)  will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      The Second Method will apply.

(ii)     Market  Quotation will apply,  provided,  however,  that, if Party A is the  Defaulting  Party or the sole
                  Affected Party, the following provisions will apply:

                  (A)      Section  6(e) is hereby  amended by  inserting  on the first line thereof the words "or is effectively designated" after "If an Early Termination Date occurs";

                  (B)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more  Terminated  Transactions,  and a party  making the  determination,  an amount  determined  on the basis of one or more Firm
                           Offers from Reference  Market-makers that are Eligible Replacements.  Each Firm Offer will be (1) for an amount that would be paid to Party B (expressed as a negative  number) or by
                           Party B (expressed as a positive number) in consideration of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (2) made on the basis  that  Unpaid  Amounts  in respect  of the  Terminated  Transaction  or group of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition  precedent)  after that Early  Termination Date are to be included.  The party making the  determination  (or its agent) will request each
                           Reference  Market-maker  that is an Eligible  Replacement to provide its Firm Offer to the extent  reasonably  practicable  as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the  designation or occurrence of the relevant  Early  Termination  Date.  The day and time as of which those Firm Offers are to be provided  (the "bid  time") will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and, if each party is so  obliged,  after consultation  with the  other.  If at least one Firm Offer  from an  Approved  Replacement
                           (which,  if accepted,  would determine the Market  Quotation) is provided at the bid time, the Market  Quotation  will be the Firm Offer  (among  such Firm  Offers as  specified  in clause (C) below) actually  accepted by Party B, at the direction of the Master  Servicer, no later than the Business Day  immediately  preceding the Early  Termination  Date. If no
                           Firm Offer from an Approved  Replacement  (which, if accepted,  would determine the Market
                           Quotation)  is provided at the bid time,  it will be deemed that the Market  Quotation  in respect of such Terminated Transaction or group of Transactions cannot be determined.

                  (C)      If more than one Firm  Offer from an  Approved  Replacement  (which,  if  accepted,  would determine the Market  Quotation) is provided at the bid time, Party B, at the direction of the Master  Servicer,  shall accept the Firm Offer  (among such Firm  Offers)  which would require  either (x) the lowest  payment by Party B to the Reference  Market-maker,  to the extent Party B would be required to make a payment to the  Reference  Market-maker  or (y)
                           the  highest  payment  from the  Reference  Market-maker  to Party  B, to the  extent  the
                           Reference  Market-maker  would be  required to make a payment to Party B. If only one Firm
                           Offer from an  Approved  Replacement  (which,  if  accepted,  would  determine  the Market
                           Quotation) is provided at the bid time, Party B shall accept such Firm Offer.

                  (D)      If Party B, at the  direction  of the  Master  Servicer,  requests  Party A in  writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so.

                  (E)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.

                           In making this representation, it may rely on:

                           (1)      the  accuracy  of any  representations  made by the  other  party  pursuant  to
                                    Section 3(f) of this Agreement;

                           (2)      the satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness of any document  provided by the other party  pursuant to Section  4(a)(i) or 4(a)(iii)  of this  Agreement;
                                    and

                           (3)      the  satisfaction of the agreement of the other party contained in Section 4(d)
                                    of  this   Agreement,   provided  that  it  shall  not  be  a  breach  of  this
                                    representation  where  reliance  is placed on clause  (ii) and the other  party does not  deliver  a form or  document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  corporation  organized  under  the laws of the State of  Delaware  and its
                           U.S. taxpayer identification number is 13-3866307.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS UP.  Section  2(d)(i)(4)  shall  not  apply to Party B as X,  such that  Party B shall not be required to pay any additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of this
                  Agreement,  all Taxes in relation to payments by Party A shall be  Indemnifiable  Taxes  (including any  Tax  imposed  in  relation  to a  Credit  Support  Document  or in  relation  to  any  payment thereunder)  unless (i) such Taxes are assessed  directly  against  Party B and not by deduction or withholding  by Party A or (ii)  arise as a result of a Change  in Tax Law (in which  case such Tax shall be an  Indemnifiable  Tax only if such Tax satisfies  the  definition  of  Indemnifiable  Tax provided in Section  14).  In  relation  to  payments by Party B, no Tax shall be an  Indemnifiable
                  Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                                                      DATE BY WHICH TO
DOCUMENT                      CERTIFICATE                                                         BE DELIVERED
Party A                       An  original  properly   completed  and  executed  United  States   (i)  On  or  before  the  first   payment   date  under  this
                              Internal  Revenue  Service  Form W-9 (or any  successor  thereto)   Agreement,   including  any  Credit  Support  Document,  (ii)
                              with respect to any payments  received or to be received by Party   promptly upon the  reasonable  demand by Party B, (iii) prior
                              A  that   eliminates   U.S.   federal   withholding   and  backup   to  the   expiration  or   obsolescence   of  any  previously
                              withholding Tax on payments to Party A under this Agreement.        delivered  form,  and (iv) promptly upon the  information  on any such  previously  delivered  form becoming  inaccurate or incorrect.
Party B                       (i) An original  properly  completed  and executed  United States   (i)  On  or  before  the  first   payment   date  under  this
                              Internal  Revenue  Service  Form W-9 (or any  successor  thereto)   Agreement,  including any Credit  Support  Document,  (ii) in
                              with  respect to any  payments  received or to be received by the   the case of a tax  certification  form other than a Form W-9,
                              initial  beneficial  owner of payments to Party B that eliminates   before  December 31 of each third  succeeding  calendar year,
                              U.S. federal  withholding and backup  withholding Tax on payments   (iii)  promptly upon the  reasonable  demand by Party B, (iv)
                              to  Party  B under  this  Agreement,  and  (ii)  thereafter,  the   prior to the  expiration or  obsolescence  of any  previously
                              appropriate  tax  certification  form (i.e.,  IRS Form W-9 or IRS   delivered  form, and (v) promptly upon the information on any
                              Form W-8BEN,  W-8IMY,  W-8EXP or W-8ECI,  as  applicable  (or any   such  previously   delivered  form  becoming   inaccurate  or
                              successor form  thereto))  with respect to any payments  received   incorrect.
                              or to be received by the beneficial  owner of payments to Party B under this Agreement from time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                                         DATE BY WHICH TO                                      COVERED BY SECTION 3(D)
DOCUMENT                      CERTIFICATE                                            BE DELIVERED                                          REPRESENTATION
Party A and                   Any documents  required by the  receiving  party to    Upon the execution and delivery of this Agreement     Yes
Party B                       evidence the authority of the  delivering  party or
                              its  Credit  Support  Provider,  if any,  for it to
                              execute   and   deliver   the    Agreement,    this
                              Confirmation,  and any Credit Support  Documents to
                              which it is a party,  and to evidence the authority
                              of  the  delivering  party  or its  Credit  Support
                              Provider  to  perform  its  obligations  under  the
                              Agreement,   this   Confirmation   and  any  Credit
                              Support Document, as the case may be
Party A and                   A certificate of an authorized  officer of the party,  Upon the execution and delivery of this Agreement     Yes
Party B                       as to the  incumbency and authority of the respective
                              officers  of the party  signing the  Agreement,  this
                              Confirmation,   and  any  relevant   Credit   Support
                              Document, as the case may be
Party A                       Annual  Report  of  Party A  containing  consolidated  Upon request by Party B                               Yes
                              financial   statements   certified   by   independent
                              certified   public   accountants   and   prepared  in
                              accordance   with   generally   accepted   accounting
                              principles  in  the  country  in  which  Party  A  is
                              organized
Party A                       Quarterly Financial  Statements of Party A containing  Upon request by Party B                               Yes
                              unaudited,   consolidated   financial  statements  of
                              Party A's fiscal quarter  prepared in accordance with
                              generally  accepted  accounting   principles  in  the
                              country in which Party A is organized
Party A                       An opinion of  counsel  of such party  regarding  the  Upon the execution and delivery of this Agreement     No
                              enforceability   of   this   Agreement   in  a   form
                              reasonably satisfactory to the other party.
Party B                       An  executed   copy  of  the  Pooling  and  Servicing  Promptly upon filing of such agreement with the       No
                              Agreement                                              U.S. Securities and Exchange Commission

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

                  Address: 383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

         (For all purposes)

         Address for notices or communications to Party B:

                  Address:          LaSalle Bank National Association
                                    135 South LaSalle Street, Suite 1511
                                    Chicago, IL 60603
                  Attention:        Kimberly Sturm
                  Facsimile:        312-904-1368
                  Phone:            312-904-4373

                  with a copy to:

                  Address:          Residential Funding Company, LLC
                                    2255 North Ontario, Suite 400
                                    Burbank, CA 91504
                  Attention:        Bond Administration
                  Facsimile:        818-260-1815

         (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions  of Section  10(a) will apply to this  Agreement;  neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  Party A and  Party B shall be deemed  to have no  Affiliates  for  purposes  of this  Agreement, including for purposes of Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     [Reserved.]

         (iii)    [Reserved.]

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that Transaction,  (ii) it has consulted with its own legal, regulatory,  tax, business,  investment,  financial  and  accounting  advisors to the extent it has deemed  necessary,  and it has  made  its own  investment,  hedging  and  trading decisions  based upon its own judgment and upon any advice from such  advisors as it has  deemed  necessary  and not upon any view  expressed  by the other  party,
                                    (iii) it is not  relying  on any  communication  (written  or oral) of the  other
                                    party  as  investment   advice  or  as  a  recommendation   to  enter  into  this
                                    Transaction;  it being understood that  information and  explanations  related to the terms and conditions of this Transaction  shall not be considered  investment advice or a recommendation  to enter into this  Transaction,  and (iv) it has not received  from the other  party any  assurance  or  guaranty  as to the  expected results of this Transaction.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  to  enter  into the  Transaction  and (ii) it  understands  the  terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) deleting the last paragraph thereof and inserting the following in lieu thereof:

                  "Notwithstanding  anything  to the  contrary in Section 7 (as  amended  herein) and Part 5(f),  any transfer by Party A under this Section  6(b)(ii)  shall not require the consent of Party B for such transfer if the following conditions are satisfied:

                  (1)      the transferee (the "Section 6 Transferee") is an Eligible Replacement;

                  (2)      if the Section 6 Transferee is domiciled in a different  country or political  subdivision thereof  from  both  Party A and  Party B,  such  transfer  satisfies  the  Rating  Agency
                           Condition;

                  (3)      the Section 6 Transferee  will not, as a result of such transfer,  be required on the next succeeding  Scheduled  Payment Date to withhold or deduct on account of any Tax (except in respect of default  interest)  amounts in excess of that which Party A would,  on the next succeeding  Scheduled  Payment Date have been required to so withhold or deduct unless the
                           Section 6 Transferee  would be required to make  additional  payments  pursuant to Section
                           2(d)(i)(4) corresponding to such excess;

                  (4)      a Termination Event or Event of Default does not occur as a result of such transfer; and

                  (5)      the Section 6 Transferee  confirms in writing that it will accept all of the interests and obligations  in and under this  Agreement  which are to be transferred to it in accordance with the terms of this provision."

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

         (i)   S&P FIRST LEVEL DOWNGRADE.  If an S&P Approved Ratings  Downgrade Event has occurred and is continuing and Party A fails to take any  action  described  under  Part  (5)(d)(i)(1),  within  the time  period specified therein,  then an Additional  Termination Event shall have occurred with respect to Party A,
               Party A shall be the sole Affected  Party with respect to such  Additional  Termination  Event and all
               Transactions hereunder shall be Affected Transaction.

         (ii)  MOODY'S  FIRST RATING  TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second  Trigger
               Ratings Event has occurred and been  continuing for 30 or more Local Business Days and (B) Party A has failed to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A in accordance  with the Credit Support Annex,  then an Additional  Termination  Event shall have occurred with  respect to Party A, Party A shall be the sole  Affected  Party with  respect to such  Additional
               Termination Event and all Transactions hereunder shall be Affected Transactions.

         (iii) S&P  SECOND  LEVEL  DOWNGRADE.  If an  S&P  Required  Ratings  Downgrade  Event  has  occurred  and is continuing  and Party A fails to take any action  described  under Part  (5)(d)(i)(2)  within the time period specified  therein,  then an Additional  Termination  Event shall have occurred with respect to
               Party A, Party A shall be the sole Affected Party with respect to such  Additional  Termination  Event and all Transactions hereunder shall be Affected Transaction.

         (iv)  MOODY'S  SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a  Moody's  Second  Trigger  Ratings  Event has
               occurred  and been  continuing  for 30 or more Local  Business  Days and (B) (i) at least one Eligible
               Replacement  has made a Firm Offer to be the  transferee  of all of Party A's  rights and  obligations under this Agreement (and such Firm Offer remains an offer that will become legally  binding upon such
               Eligible  Replacement  upon  acceptance by the offeree)  and/or (ii) an Eligible  Guarantor has made a
               Firm Offer to provide an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will become legally binding upon such Eligible  Guarantor  immediately  upon  acceptance by the offeree),  then an
               Additional  Termination  Event shall have  occurred with respect to Party A, Party A shall be the sole
               Affected Party with respect to such Additional  Termination Event and all Transactions hereunder shall be Affected Transactions.

         (v)   AMENDMENT OF THE POOLING AND SERVICING  AGREEMENT.  If,  without the prior written  consent of Party A where such  consent is required  under the Pooling and  Servicing  Agreement  (such  consent not to be unreasonably  withheld),  an amendment is made to the Pooling and Servicing  Agreement which amendment could  reasonably be expected to have a material adverse effect on the interests of Party A under this
               Agreement,  an Additional Termination Event shall have occurred with respect to Party B, Party B shall be the sole Affected  Party with respect to such  Additional  Termination  Event and all  Transactions hereunder shall be Affected Transactions.

         (vi)  FAILURE TO COMPLY WITH  REGULATION  AB  REQUIREMENTS.  If,  upon the  occurrence  of a Swap  Agreement
               Disclosure  Event  as  defined  in  the  Indemnification   Agreement,   dated  April 26,   2007,  (the
               "Indemnification  Agreement") by and among Party A, Residential  Accredit Loans,  Inc. and Residential
               Funding  Company,  LLC, Party A has not acted in accordance  with Section 6(a) of the  Indemnification agreement, then an Additional  Termination Event shall have occurred with respect to Party A and Party
               A shall be the  sole  Affected  Party  with  respect  to such  Additional  Termination  Event  and all
               Transactions hereunder shall be Affected Transactions.

         (vii) OPTIONAL  TERMINATION OF SECURITIZATION.  An Additional  Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming  unrescindable in accordance with Article IX of the Pooling and  Servicing  Agreement  (such  notice,  the  "Optional  Termination  Notice").  With respect to such  Additional  Termination  Event:  (A) Party B shall be the sole  Affected  Party;  (B)
               notwithstanding  anything  to  the  contrary  in  Section  6(b)(iv)  or  Section  6(c)(i),  the  final
               Distribution  Date  specified in the Optional  Termination  Notice is hereby  designated  as the Early
               Termination Date for this Additional  Termination Event in respect of all Affected  Transactions;  (C)
               Section  2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early
               Termination Date resulting from this Additional  Termination  Event;  notwithstanding  anything to the contrary in Section  6(c)(ii),  payments  and  deliveries  under  Section  2(a)(i) or Section  2(e) in respect of the  Terminated  Transactions  resulting  from this  Additional  Termination  Event will be required to be made through and including the Early  Termination  Date  designated as a result of this
               Additional  Termination  Event;  provided,  for the  avoidance  of doubt,  that any such  payments  or deliveries  that are made on or prior to such  Early  Termination  Date will not be  treated as Unpaid
               Amounts  in  determining  the  amount  payable  in  respect  of  such  Early   Termination  Date;  (D)
               notwithstanding  anything to the contrary in Section  6(d)(i),  (I) if, no later than 4:00 pm New York
               City time on the day that is four Business Days prior to the final  Distribution Date specified in the
               Optional  Termination  Notice,  the Trustee  requests  the amount of the  Estimated  Swap  Termination
               Payment,  Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the  Estimated  Swap  Termination  Payment  no later  than 2:00 pm New York City time on the following  Business  Day  and  (II) if the  Trustee  provides  written  notice  (which  may be done in electronic  format) to Party A no later than two Business  Days prior to the final  Distribution  Date specified in the Optional  Termination  Notice that all requirements of the Optional  Termination have been met,  then Party A shall,  no later than one  Business Day prior to the final  Distribution  Date specified in the Optional  Termination Notice, make the calculations  contemplated by Section 6(e) (as amended  herein) and provide to the Trustee in writing  (which may be done in  electronic  format) the amount  payable by either  Party B or Party A in  respect of the  related  Early  Termination  Date in connection with this  Additional  Termination  Event;  provided,  however,  that the amount payable by
               Party B, if any,  in  respect of the  related  Early  Termination  Date shall be the lesser of (x) the amount  calculated  to be due by  Party  B  pursuant  to  Section  6(e)  and (y)  the  Estimated  Swap
               Termination  Payment; and (E) notwithstanding  anything to the contrary in this Agreement,  any amount due from  Party B to Party A in respect of this  Additional  Termination  Event will be payable on the final  Distribution Date specified in the Optional  Termination Notice and any amount due from Party A to Party B in respect of this Additional  Termination  Event will be payable one Business Day prior to the final Distribution Date specified  in the Optional Termination Notice.

               The Trustee shall be an express third party  beneficiary of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

         (viii)   FAILURE TO PAY CLASS A  CERTIFICATES.  If the Trustee is unable to pay the Class A Certificates  or fails or admits in writing its inability to pay its Class A  Certificates  as they become due, then an
               Additional  Termination  Event shall have  occurred  with  respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(d)      RATING AGENCY DOWNGRADE.

         (i)      S&P Downgrade:

                  (1)      In the event that an S&P Approved Ratings  Downgrade Event occurs and is continuing,  then within 30 days after such rating  downgrade,  Party A shall,  subject to the Rating Agency
                           Condition  with  respect  to S&P,  at its own  expense,  either  (i)  procure a  Permitted
                           Transfer,  (ii) obtain an Eligible  Guarantee or (iii) post  collateral in accordance with the Credit Support Annex.

                  (2)      In the event that an S&P Required Ratings  Downgrade Event occurs and is continuing,  then within 10 Local  Business Days after such rating  withdrawal or downgrade,  Party A shall, subject to the Rating Agency  Condition  with respect to S&P, at its own expense,  procure either (i) a Permitted Transfer or (ii) an Eligible Guarantee.

         (ii)     Moody's Downgrade.

                  (1)      In the event that a Moody's Second Trigger  Ratings Event occurs and is continuing,  Party
                           A shall,  as soon as  reasonably  practicable  thereafter,  at its own  expense  and using commercially  reasonable  efforts,  either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guarantee.

(e)      COMPLIANCE WITH REGULATION AB.

         (i)      Party A agrees and  acknowledges  that the  Depositor  is required  under  Regulation  AB under the
                  Securities  Act of 1933,  as amended,  and the  Securities  Exchange  Act of 1934,  as amended (the
                  "Exchange Act") ("Regulation AB"), to disclose certain financial  information  regarding Party A or its  group  of  affiliated  entities,  if  applicable,  depending  on the  aggregate  "significance percentage" of this Agreement and any other  derivative  contracts  between Party A or its group of affiliated  entities,  if  applicable,  and Party B, as calculated  from time to time in accordance with Item 1115 of Regulation AB.

         (ii)     The Depositor  shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Depositor's rights explicitly specified in Part 5(c)(vi) and Part 5(e).

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to a Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d), Part 5(e),
                  Part  5(b)(v) or the  succeeding  sentence,  neither  Party A nor Party B is  permitted  to assign, novate or  transfer  (whether by way of  security  or  otherwise)  as a whole or in part any of its rights,  obligations  or  interests  under the  Agreement or any  Transaction  unless (a) the prior written  consent of the other  party is  obtained  and (b) the  Rating  Agency  Condition  has been satisfied  with  respect to S&P.  At any time at which no  Relevant  Entity  has credit  ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party A's  expense,  execute  such  documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust and the proceeds thereof,  in accordance with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of Party B with respect to any claims, losses, damages,  liabilities,  indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental  Interest Trust and the proceeds thereof,  should be insufficient to satisfy all claims  outstanding and following the realization of the  Supplemental  Interest
         Trust and the proceeds  thereof,  any claims  against or  obligations of Party B under this Agreement or any other  confirmation  thereunder  still  outstanding  shall be  extinguished  and thereafter not revive.  The
         Supplemental  Interest  Trust Trustee shall not have  liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving  amounts in the  Supplemental  Interest  Trust from the Trust created  pursuant to the Pooling and Servicing  Agreement.  This  provision  will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each Swap  Rating  Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this Agreement is executed by LaSalle Bank National  Association  ("LaSalle") not in
         its individual capacity,  but solely as Supplemental  Interest Trust Trustee under the Pooling and Servicing
         Agreement in the exercise of the powers and authority  conferred and invested in it thereunder;  (b) LaSalle has been  directed  pursuant to the Pooling and  Servicing  Agreement  to enter into this  Agreement  and to perform its obligations hereunder; (c) each of the representations,  undertakings and agreements herein made on behalf of the  Supplemental  Interest Trust Trustee is made and intended not as personal  representations of LaSalle  but is made and  intended  for the  purpose  of binding  only the  Supplemental  Interest  Trust
         Trustee;  and (d) under no circumstances  shall LaSalle in its individual  capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation,  warranty or covenant made or undertaken under this Agreement.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      [Reserved].

(q)      [Reserved].

 (r)     CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

 (s)     WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      CAPACITY.  Party A represents to Party B on the date on which Party A enters into this  Agreement that it is entering  into  the  Agreement  and the  Transaction  as  principal  and not as  agent  of any  person.  The
         Supplemental  Interest  Trust  Trustee  represents  to Party A on the date on which Party B enters into this
         Agreement  that the  Supplemental  Interest  Trust Trustee is executing the Agreement not in its  individual capacity, but solely as  Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(w)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof  that the  other  party  has  engaged  in (or  refrained  from  engaging  in)  substantial  financial transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the Transaction  being entered into on the terms and conditions set forth herein and in the
         Pooling and Servicing Agreement relating to such Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(x)      [Reserved].

(y)      [Reserved].

(z)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's
                  First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which  entity would  satisfy  conditions  (a),  (b),  (c) and (d)of the  definition  of
                  Permitted  Transfer (as determined by Party B, at the direction of the Master  Servicer in its sole discretion,  acting in a  commercially  reasonable  manner) if such  entity were a  Transferee,  as defined in the definition of Permitted Transfer.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future payment  obligations and  obligations to post  collateral of Party A or an Eligible  Replacement to
                  Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

                  "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit  ratings  from S&P at least equal to the
                  S&P  Approved  Ratings  Threshold  and (B) has credit  ratings  from  Moody's at least equal to the
                  Moody's Second Trigger Ratings  Threshold,  provided,  for the avoidance of doubt, that an Eligible
                  Guarantee of an Eligible  Guarantor  with credit  ratings below the Moody's  First Trigger  Ratings
                  Threshold  will not cause a Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's.

                  "ELIGIBLE  REPLACEMENT"  means an entity (i) (a) that has credit ratings from S&P at least equal to the S&P Approved Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the
                  Moody's Second Trigger Ratings  Threshold,  provided,  for the avoidance of doubt, that an Eligible
                  Replacement with credit ratings below the Moody's First Trigger Ratings  Threshold will not cause a
                  Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to
                  Moody's,  or (ii) the present and future  obligations  (for the avoidance of doubt,  not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an
                  Eligible  Guarantee  and  (iii)  that  has  entered  into an  indemnification  agreement  in a form substantially  similar to the  Indemnification  Agreement  between  Party B, the  Depositor and the
                  Sponsor.

                  "ESTIMATED SWAP TERMINATION  PAYMENT" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable manner as the maximum payment that  could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant  to
                  Section 6(e), taking into account then current market conditions.

                  "FIRM OFFER"  means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement  upon  acceptance  by Party B, at the  direction of the Master  Servicer,  and (B) with respect to an  Eligible  Guarantor,  an offer by such  Eligible  Guarantor  to provide an  Eligible
                  Guarantee that will become  legally  binding upon such Eligible  Guarantor  upon  acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings  from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part
                  5(d),  Part  5(b)(v),  Part 5(e) or the  second  sentence  of  Section 7 (as  amended  herein) to a transferee  (the  "TRANSFEREE")  of all,  but not less than all, of Party A's rights,  liabilities, duties and obligations  under this Agreement,  with respect to which transfer each of the following conditions  is  satisfied:  (a) the  Transferee  is an  Eligible  Replacement;  (b) Party A and the
                  Transferee  are both  "dealers  in  notional  principal  contracts"  within the meaning of Treasury regulations  section  1.1001-4 (in each case as certified  by such  entity);  (c) as of the date of such  transfer  the  Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement  or would be required  to gross up for such Tax under  Section
                  2(d)(i)(4);  (d) an Event of  Default  or  Termination  Event  would  not occur as a result of such transfer;  (e)  pursuant  to a  written  instrument  (the  "TRANSFER  AGREEMENT"),  the  Transferee acquires and assumes all rights and  obligations  of Party A under the  Agreement  and the relevant
                  Transaction;  (f) Party B shall have determined,  at the direction of the Master  Servicer,  in its sole  discretion,  acting in a  commercially  reasonable  manner,  that such Transfer  Agreement is effective  to  transfer  to the  Transferee  all,  but not less than all,  of Party A's  rights and obligations  under the Agreement  and all relevant  Transactions;  (g) Party A will be  responsible for any costs or expenses  incurred in connection  with such transfer  (including  any  replacement cost of  entering  into a  replacement  transaction);  (h) either (A)  Moody's has been given prior written  notice of such transfer and the Rating Agency  Condition is satisfied  with respect to S&P or (B) each Swap  Rating  Agency has been given  prior  written  notice of such  transfer  and such
                  transfer  is  in  connection  with  the  assignment  and  assumption  of  this  Agreement   without
                  modification  of its terms,  other than party names,  dates  relevant to the effective date of such transfer,  tax  representations  (provided  that  the  representations  in  Part  2(a)(i)  are  not modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type included in Part  5(b)(iv),  Part  5(v)(i)(2) or Part  5(v)(ii),  notice  information  and account  details;  and (i) such  transfer  otherwise  complies  with the terms of the  Pooling  and
                  Servicing Agreement.

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction,  as determined by Party B, at the direction of the Master Servicer,  acting in a commercially reasonable manner.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the  Required  Ratings  Threshold.  For  purposes  of  determining  whether a  Required  Ratings
                  Downgrade  Event has occurred,  each Relevant Entity shall provide its credit ratings to Party B in writing, upon request of Party B, at the direction of the Master Servicer.

                  "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold  and the Moody's
                  Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB-".

                  "SWAP RATING AGENCIES" means, with respect to any date of  determination,  each of S&P and Moody's, to the extent  that each such rating  agency is then  providing a rating for any of the Home Equity
                  Mortgage Asset Backed Pass Through Certificates,  Series 2007-KS4 (the "Certificates") or any notes backed by the Certificates (the "Notes").

                                 [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

         Payments to Party A:

                  Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                           Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Payments to Party B:

                  LaSalle Bank
                  ABA #: 071 000 505
                  LaSalle CHGO/CTR/BNF:/LaSalle Trust
                  Acct #:  724689.2
                  Ref: RASC 2007-KS4 Supplemental Interest Trust

NEITHER THE BEAR STEARNS  COMPANIES  INC. NOR ANY  SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS  COMPANIES  INC. OTHER
THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this  Confirmation  and to confirm that the foregoing  correctly  sets forth the terms of  the  Transaction  by  signing  in  the  space  provided  below  and  returning  to  Party  A a  facsimile  of the fully-executed  Confirmation to 212-272-9857.  For inquiries regarding U.S. Transactions,  please contact Derivatives
Documentation  by telephone at  212-272-2711.  For all other inquiries  please contact  Derivatives  Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:      _______________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS THE SUPPLEMENTAL INTEREST TRUST
TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO RASC SERIES 2007-KS4 TRUST, HOME EQUITY
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-KS4

By:      _______________________________
         Name:
         Title:

                                                    SCHEDULE I
              (all such dates subject to adjustment in accordance with the Business Day Convention)

                                                                                                                           NOTIONAL AMOUNT
               FROM AND INCLUDING                                     TO BUT EXCLUDING                                          (USD)
                 Effective Date                                          25-May-2007                                        235,625,000.00
                   25-May-2007                                           25-Jun-2007                                        232,409,000.00
                   25-Jun-2007                                           25-Jul-2007                                        228,343,000.00
                   25-Jul-2007                                           25-Aug-2007                                        223,429,000.00
                   25-Aug-2007                                           25-Sep-2007                                        217,679,000.00
                   25-Sep-2007                                           25-Oct-2007                                        211,121,000.00
                   25-Oct-2007                                           25-Nov-2007                                        203,814,000.00
                   25-Nov-2007                                           25-Dec-2007                                        195,830,000.00
                   25-Dec-2007                                           25-Jan-2008                                        187,349,000.00
                   25-Jan-2008                                           25-Feb-2008                                        178,694,000.00
                   25-Feb-2008                                           25-Mar-2008                                        170,007,000.00
                   25-Mar-2008                                           25-Apr-2008                                        161,699,000.00
                   25-Apr-2008                                           25-May-2008                                        153,770,000.00
                   25-May-2008                                           25-Jun-2008                                        146,204,000.00
                   25-Jun-2008                                           25-Jul-2008                                        138,985,000.00
                   25-Jul-2008                                           25-Aug-2008                                        132,072,000.00
                   25-Aug-2008                                           25-Sep-2008                                        125,466,000.00
                   25-Sep-2008                                           25-Oct-2008                                        118,978,000.00
                   25-Oct-2008                                           25-Nov-2008                                        111,899,000.00
                   25-Nov-2008                                           25-Dec-2008                                        96,525,000.00
                   25-Dec-2008                                           25-Jan-2009                                        79,380,000.00
                   25-Jan-2009                                           25-Feb-2009                                        55,599,000.00
                   25-Feb-2009                                           25-Mar-2009                                        31,273,000.00
                   25-Mar-2009                                           25-Apr-2009                                        28,145,000.00
                   25-Apr-2009                                           25-May-2009                                        26,114,000.00
                   25-May-2009                                           25-Jun-2009                                        24,235,000.00
                   25-Jun-2009                                           25-Jul-2009                                        22,636,000.00
                   25-Jul-2009                                           25-Aug-2009                                        21,136,000.00
                   25-Aug-2009                                           25-Sep-2009                                        26,683,000.00
                   25-Sep-2009                                           25-Oct-2009                                        25,680,000.00
                   25-Oct-2009                                           25-Nov-2009                                        24,666,000.00
                   25-Nov-2009                                           25-Dec-2009                                        22,702,000.00
                   25-Dec-2009                                           25-Jan-2010                                        20,875,000.00
                   25-Jan-2010                                           25-Feb-2010                                        19,826,000.00
                   25-Feb-2010                                           25-Mar-2010                                        17,186,000.00
                   25-Mar-2010                                           25-Apr-2010                                        16,295,000.00
                   25-Apr-2010                                           25-May-2010                                        15,784,000.00
                   25-May-2010                                           25-Jun-2010                                        15,288,000.00
                   25-Jun-2010                                           25-Jul-2010                                        14,805,000.00
                   25-Jul-2010                                           25-Aug-2010                                        14,336,000.00
                   25-Aug-2010                                           25-Sep-2010                                        13,880,000.00
                   25-Sep-2010                                           25-Oct-2010                                        13,437,000.00
                   25-Oct-2010                                           25-Nov-2010                                        13,006,000.00
                   25-Nov-2010                                           25-Dec-2010                                        12,589,000.00
                   25-Dec-2010                                           25-Jan-2011                                        12,183,000.00
                   25-Jan-2011                                           25-Feb-2011                                        11,789,000.00
                   25-Feb-2011                                           25-Mar-2011                                        11,407,000.00
                   25-Mar-2011                                        Termination Date                                      11,036,000.00

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

REFERENCE NUMBER:   FXNSC9503

                                                      ANNEX A

                                       BSFP DRAFT DATED AS OF APRIL 27, 2007
                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement
                                         dated as of April 27, 2007 between
              Bear Stearns Financial Products Inc. (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
LaSalle Bank National  Association,  not in its individual capacity,  but solely as the Supplemental  Interest Trust
Trustee on behalf of the  Supplemental  Interest  Trust with  respect to RASC  Series  2007-KS4  Trust,  Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-KS4 (hereinafter referred to as "PARTY B" or "SECURED
PARTY")

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the  Agreement, this Credit  Support Annex shall relate solely to the  Transaction  documented in the  Confirmation  dated April 27,
2007, between Party A and Party B, Reference Number FXNSC9433.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand  made by the  Secured  Party  on or  promptly  following  a  Valuation  Date"  and inserting  in lieu  thereof  the words  "not  later  than the close of  business  on each
                           Valuation  Date" and (II) by deleting in its  entirety  the  sentence  beginning  "Unless otherwise  specified  in Paragraph  13" and ending  "(ii) the Value as of that  Valuation
                           Date of all Posted  Credit  Support  held by the Secured  Party." and  inserting  in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the amount by which (a) the S&P Credit  Support  Amount for such  Valuation Date exceeds  (b) the  S&P  Value  as of such  Valuation  Date of all  Posted  Credit
                                    Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Credit  Support  Amount for
                                    such  Valuation  Date  exceeds (b) the Moody's  First  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit  Support Amount for
                                    such  Valuation  Date exceeds (b) the Moody's  Second  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party.

(B)      "RETURN  AMOUNT" has the meaning  specified  in  Paragraph  3(b) as amended by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified in Paragraph  13" and ending "(ii) the
                           Credit Support Amount." and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any Valuation  Date will equal the least of

                           (1)      the  amount by which (a) the S&P Value as of such  Valuation  Date of all Posted
                                    Credit  Support  held by the Secured  Party  exceeds (b) the S&P Credit  Support
                                    Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's Second Trigger Credit Support Amount for such Valuation Date.

(C)      "CREDIT SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date,  reference  shall be made to the S&P Credit Support  Amount,  the
                           Moody's First  Trigger  Credit  Support  Amount,  or the Moody's  Second  Trigger  Credit
                           Support  Amount,  in each  case  for such  Valuation  Date,  as  provided  in  Paragraphs
                           13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  The items set forth on the  schedule  of  Eligible  Collateral  attached as Schedule A hereto will qualify as "ELIGIBLE  COLLATERAL" (for the avoidance of doubt, all Eligible  Collateral  described in (D) and (E) of column one of the Collateral Schedule to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  zero if (i) a Collateral  Event has occurred  and has been  continuing  (x) for at least 30 days or (y) since  this Annex was executed or (ii) a Required  Ratings  Downgrade  Event has  occurred  and is  continuing;
                           otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal  Balance of the  Certificates  and the aggregate principal  balance of the Notes rated by S&P is at the time of any transfer less than USD
                           50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the  nearest  integral  multiple of USD 10,000.  The
                           Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION AGENT" means Party A.

(ii)     "VALUATION  DATE" means each Local Business Day on which any of the S&P Credit Support Amount,  the Moody's
                  First Trigger  Credit  Support  Amount or the Moody's  Second  Trigger  Credit  Support  Amount is
                  greater than zero.

(iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable;  provided that the calculations  of Value and  Exposure  will be made as of  approximately  the same time on the same date. The Valuation  Agent will notify each party (or the other party,  if the Valuation  Agent is a party) of its  calculations  not later than the  Notification  Time on the applicable  Valuation
                  Date (or in the case of Paragraph  6(d),  the Local  Business Day  following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)      EXTERNAL  CALCULATIONS.  At any time at which Party A (or,  to the extent  applicable,  its Credit  Support
                  Provider)  does not have a long-term  unsubordinated  and unsecured debt rating of at least "BBB+"
                  from S&P, the Valuation  Agent shall (at its own expense)  obtain  external  calculations of Party
                  B's Exposure  from at least two  Reference  Market-makers  on the last Local  Business Day of each calendar  month.  Any  determination  of the S&P  Credit  Support  Amount  shall  be  based on the
                  greatest  of  Party  B's  Exposure   determined  by  the  Valuation   Agent  and  such   Reference
                  Market-makers.   Such  external   calculation   may  not  be  obtained  from  the  same  Reference
                  Market-maker more than four times in any 12-month period.

(vi)     NOTICE TO S&P. At any time at which Party A (or, to the extent  applicable,  its Credit  Support  Provider)
                  does not have a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent  shall  provide  to S&P not later  than the  Notification  Time on the Local
                  Business Day following  each  Valuation  Date its  calculations  of Party B's Exposure and the S&P
                  Value of any  Eligible  Credit  Support or Posted  Credit  Support for that  Valuation  Date.  The
                  Valuation Agent shall also provide to S&P any external marks of Party B's Exposure.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A and Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs  5(i)(C)
                  and 5(ii),  the S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger Value, on any
                  date, of Eligible Collateral other than Cash will be calculated as follows:

                  For Eligible  Collateral in the form of securities listed in Paragraph  13(b)(ii):  the product of
                  (1)(x) the bid-side  quotation at the Valuation Time for such securities on the principal national securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national  securities  exchange,  the  arithmetic  mean of the  bid-side  quotations  for such securities  quoted at the Valuation Time by any three principal  market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained,  then the  arithmetic  mean of such  two  bid-side  quotations  will be used,  and if only one  bid-side quotation  is obtained,  such  quotation  shall be used,  or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may be) at the  Valuation  Time for the day next  preceding  such date on which such prices were  available and (2) the applicable
                  Valuation Percentage for such Eligible Collateral.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or its  Custodian)  will be entitled to hold
                  Posted Collateral  pursuant to Paragraph 6(b), provided that the following  conditions  applicable to it are satisfied:

                  (1)      it is not a Defaulting Party.

                  (2)      Posted  Collateral  consisting of Cash or certificated  securities that cannot be paid or delivered  by  book-entry  may be held only in any state of the United  States  which has adopted the Uniform Commercial Code.

                  (3)      in the case of any Custodian for Party B, such Custodian  (or, to the extent  applicable, its parent company or credit  support  provider)  shall then have a short-term  unsecured and unsubordinated debt rating from S&P of at least "A-1".

                  Initially, the CUSTODIAN for Party B is: the Supplemental Interest Trust Trustee

(ii)     USE OF POSTED  COLLATERAL.  The  provisions of Paragraph  6(c) will not apply to Party B, and Party B shall not have any right to use Posted Collateral or take any action specified in such Paragraph 6(c).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash  that is held by  Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight  (or  redeemable  within two Local  Business  Days of demand)
                  Permitted  Investments  rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa
                  by  Moody's,  as directed by Party A. Gains and losses  incurred in respect of any  investment  of
                  Posted  Collateral  in the form of Cash in Permitted  Investments  as directed by Party A shall be for the account of Party A.

(ii)     AMENDMENT  OF  PARAGRAPH  6(D)(I) -  DISTRIBUTIONS.  Clause  (d)(i) of  Paragraph  6 shall be  amended  and restated to read in its entirety as follows:

                  "(i)  Distributions.  Subject to  Paragraph  4(a),  if Party B receives  Distributions  on a Local
                  Business  Day, it will  Transfer to Party A not later than the  following  Local  Business Day any
                  Distributions  it receives to the extent that a Delivery  Amount would not be created or increased by that  Transfer,  as  calculated  by the Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation Date for this purpose). "

(iii)    AMENDMENT  OF  PARAGRAPH  6(D)(II) - INTEREST  AMOUNT.  Clause  (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii)  INTEREST  AMOUNT.  In lieu of any  interest,  dividends or other  amounts paid with respect  to Posted  Collateral  in the form of Cash (all of which may be  retained  by the
                  Secured  Party),  the Secured  Party will  Transfer to the Pledgor on the 20th day of each calendar  month (or if such day is not a Local  Business Day, the next Local Business Day)
                  the Interest  Amount.  Any Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute  Posted  Collateral in the form of Cash and will be subject to the security  interest  granted  under  Paragraph 2. For  purposes of  calculating  the
                  Interest  Amount the amount of interest  calculated  for each day of the  interest  period shall be  compounded  monthly."  Secured  Party shall not be  obligated  to  transfer  any
                  Interest Amount unless and until it has received such amount.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:  at the address designated in writing from time to time.

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified  below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding collateral:

                  Citibank, N.A., New York
                           ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                           Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                           Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Party B's Custodian account details for holding collateral:

                  LaSalle Bank
                  ABA #: 071 000 505
                  LaSalle CHGO/CTR/BNF:/LaSalle Trust
                  Acct #:  724689.3
                  Ref: RASC 2007-KS4 Supplemental Interest Trust

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  segregated  account,  which  shall be an Eligible
                  Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  Moody's  Second  Trigger  Value".  Paragraph
                  4(d)(ii) is hereby  amended by (A) deleting the words "a Value" and  inserting in lieu thereof "an
                  S&P Value,  Moody's First Trigger  Value,  and Moody's  Second Trigger Value" and (B) deleting the words "the Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  and
                  Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's First  Trigger  Value,  or Moody's
                  Second  Trigger  Value".  Paragraph  5(i) (flush  language) is hereby amended by deleting the word
                  "Value" and inserting in lieu thereof "S&P Value,  Moody's First Trigger Value, and Moody's Second
                  Trigger  Value".  Paragraph  5(i)(C) is hereby  amended by deleting  the word "the Value,  if" and inserting in lieu thereof  "any one or more of the S&P Value,  Moody's  First  Trigger  Value,  or
                  Moody's Second Trigger Value,  as may be".  Paragraph  5(ii) is hereby amended by (1) deleting the first  instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P
                  Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value".  Each of  Paragraph  8(b)(iv)(B)  and
                  Paragraph  11(a) is hereby  amended by deleting  the word  "Value" and  inserting  in lieu thereof
                  "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA
                  Agreements  Subject to New York Law Only  version) as  published  and  copyrighted  in 1994 by the
                  International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF DEFAULT.  Clause (iii) of Paragraph 7 shall not apply to Party B.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will  reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT"  means  that no  Relevant  Entity has  credit  ratings  at least  equal to the
                  Approved Ratings Threshold.

                  "DV01" means,  with respect to a Transaction and any date of  determination,  the estimated change in the Secured Party's  Transaction  Exposure with respect to such  Transaction  that would result from a one basis  point  change in the  relevant  swap curve on such date,  as  determined  by the
                  Valuation  Agent in good  faith and in a  commercially  reasonable  manner.  The  Valuation  Agent shall,  upon request of Party B, provide to Party B a statement  showing in reasonable detail such calculation.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming,  for this purpose  only,  that Part 1(f) of the Schedule is deleted)"  shall be inserted.

                   "LOCAL  BUSINESS DAY" means,  for purposes of this Annex:  any day on which (A) commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in
                  New York  and the  location  of  Party A,  Party B and any  Custodian,  and (B) in  relation  to a
                  Transfer of Eligible Collateral,  any day on which the clearance system agreed between the parties for the  delivery of Eligible  Collateral  is open for  acceptance  and  execution  of  settlement instructions  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which delivery is  contemplated  by other means a day on which  commercial  banks are open for  business
                  (including  dealings in foreign  exchange  and foreign  deposits)  in New York and the location of
                  Party A, Party B and any Custodian.

                  "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means,  for any Valuation Date, the excess,  if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a Moody's  First Trigger  Ratings Event has occurred and has been  continuing (x) for at least 30 Local Business Days or (y)
                                    since this Annex was executed and (II) it is not the case that a Moody's  Second
                                    Trigger  Ratings  Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  an amount  equal to the  greater of (a) zero and (b) the sum of
                                    (i) the Secured  Party's  Exposure for such Valuation Date and (ii) the sum, for each  Transaction to which this Annex relates,  of the lesser of (x) the product of the Moody's First Trigger DV01  Multiplier and DV01 for such  Transaction and such  Valuation  Date and (y) the product of (i) Moody's First Trigger  Notional
                                    Amount Multiplier, (ii) if a Scale Factor is specified in such Transaction,  the
                                    Scale Factor (as defined in such  Transaction) for such  Transaction,  or, if no
                                    Scale Factor is specified in such  Transaction,  1 and (iii) the Notional Amount for such Transaction for the Calculation  Period for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means 15.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                   "MOODY'S  SECOND TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation  Date, the excess,  if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger
                                    Ratings Event has occurred and been  continuing  for at least 30 Local  Business
                                    Days, an amount equal to the greatest of (a) zero,  (b) the aggregate  amount of the next payment due to be paid by Party A under each  Transaction to which this
                                    Annex  relates,  and (c) the sum of (x) the Secured  Party's  Exposure  for such
                                    Valuation  Date  and (y) the sum,  for each  Transaction  to  which  this  Annex relates, of:

(1)      if such  Transaction  is not a  Transaction-Specific  Hedge,  the lesser of (i) the  product of the Moody's
                                            Second Trigger DV01  Multiplier and DV01 for such  Transaction  and such
                                            Valuation  Date and (ii) the product of (1) the Moody's  Second  Trigger
                                            Notional Amount  Multiplier,  (2) if a Scale Factor is specified in such
                                            Transaction,  the Scale Factor (as defined in such Transaction) for such
                                            Transaction,  or, if no Scale Factor is specified in such Transaction, 1 and (3) the Notional  Amount for such  Transaction  for the  Calculation
                                            Period  for  such   Transaction   (each  as   defined  in  the   related
                                            Confirmation) which includes such Valuation Date]; OR

(2)      if such  Transaction is a  Transaction-Specific  Hedge, the lesser of (i) the product of the Moody's Second
                                            Trigger  Transaction-Specific  Hedge DV01  Multiplier  and DV01 for such
                                            Transaction  and such  Valuation  Date and (ii) the  product  of (1) the
                                            Moody's  Second  Trigger   Transaction-Specific  Hedge  Notional  Amount
                                            Multiplier, (2) if a Scale Factor is specified in such Transaction,  the
                                            Scale Factor (as defined in such Transaction) for such Transaction,  or, if no Scale  Factor  is  specified  in such  Transaction,  1 and (3) the
                                            Notional  Amount for such  Transaction  for the  Calculation  Period for such  Transaction  (each as defined in the related  Confirmation)  which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 50.

                  "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 8%.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 65.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

                  "MOODY'S  SECOND  TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (i) an S&P Approved Ratings  Downgrade Event has occurred  and  been  continuing  for at  least  30 days  or (ii) a S&P  Required
                                    Ratings  Downgrade Event has occurred and is continuing,  an amount equal to the sum of (1) 100.0% of the Secured  Party's  Exposure for such  Valuation Date and
                                    (2) the sum, for each  Transaction to which this Annex  relates,  of the product of (i) the  Volatility  Buffer for such  Transaction,  (ii) if a Scale Factor is
                                    specified   in  such   Transaction,   the  Scale  Factor  (as  defined  in  such
                                    Transaction) for such  Transaction,  or, if no Scale Factor is specified in such
                                    Transaction,  1 and  (iii)  the  Notional  Amount  of such  Transaction  for the
                                    Calculation  Period  of  such  Transaction  (each  as  defined  in  the  related
                                    Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible  Collateral and (B)
                  the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value,  Moody's  First
                  Trigger Value,  or Moody's Second Trigger Value with respect to any Eligible  Collateral or Posted
                  Collateral,  the applicable S&P Valuation Percentage,  Moody's First Trigger Valuation Percentage,
                  or Moody's Second Trigger Valuation  Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE"  shall mean,  in respect of any date,  the related S&P Value,  the related  Moody's  First
                  Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY BUFFER" means, for any Transaction,  the related percentage set forth in the following table.

                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------

                  The higher of  the S&P credit rating of         Remaining       Remaining Weighted    Remaining Weighted   Remaining Weighted
                  (i) Party A and (ii) the Credit Support      Weighted Average    Average Maturity      Average Maturity     Average Maturity
                  Provider of Party A, if applicable               Maturity          up to 5 years        up to 10 years       up to 30 years
                                                                up to 3 years
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "A-2" or higher                                   2.75%                3.25%                4.00%                 4.75%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "A-3"                                             3.25%                4.00%                5.00%                 6.25%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "BB+" or lower                                    3.50%                4.50%                6.75%                 7.50%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------

                                 [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized  representatives as of the date of the Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.                                            LASALLE BANK NATIONAL  ASSOCIATION,  NOT IN ITS INDIVIDUAL CAPACITY,  BUT SOLELY
                                                                                AS THE  SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE  ON  BEHALF  OF THE  SUPPLEMENTAL
                                                                                INTEREST TRUST WITH RESPECT TO RASC SERIES 2007-KS4 TRUST,  HOME EQUITY MORTGAGE
                                                                                ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-KS4
By:   _____________________________                                             By:
      Name                                                                            Name:
      Title:                                                                          Title:
      Date:                                                                           Date:

                                                     SCHEDULE A

                                                ELIGIBLE COLLATERAL

                                                                                                                                                   MOODY'S
                                                                                                  S&P                     MOODY'S               SECOND TRIGGER
        ISDA COLLATERAL ASSET                                                                  VALUATION               FIRST TRIGGER              VALUATION
       DEFINITION (ICAD) CODE                 REMAINING MATURITY IN YEARS                     PERCENTAGE            VALUATION PERCENTAGE          PERCENTAGE
   (A)  US-CASH                                           N/A                                    100%                       100%                     100%
   (B)  EU-CASH                                           N/A                                    92.5%                      98%                      94%
   (C)  GB-CASH                                           N/A                                    94.1%                      98%                      95%
   (D)  US-TBILL
          US-TNOTE
          US-TBOND
                                                       1 or less                                 98.9%                      100%                     100%
                                            More than 1 but not more than 2                      98.0%                      100%                     99%
                                            More than 2 but not more than 3                      97.4%                      100%                     98%
                                            More than 3 but not more than 5                      95.5%                      100%                     97%
                                            More than 5 but not more than 7                      93.7%                      100%                     96%
                                            More than 7 but not more than 10                     92.5%                      100%                     94%
                                           More than 10 but not more than 20                     91.1%                      100%                     90%
                                                      More than 20                               88.6%                      100%                     88%
   (E)  US-GNMA
          US-FNMA
          US-FHLMC
                                                       1 or less                                 98.5%                      100%                     99%
                                            More than 1 but not more than 2                      97.7%                      100%                     99%
                                            More than 2 but not more than 3                      97.3%                      100%                     98%
                                            More than 3 but not more than 5                      94.5%                      100%                     96%
                                            More than 5 but not more than 7                      93.1%                      100%                     93%
                                            More than 7 but not more than 10                     90.7%                      100%                     93%
                                           More than 10 but not more than 20                     87.7%                      100%                     89%
                                                      More than 20                               84.4%                      100%                     87%
                                                                                                                    Rated Aa3 or better     Rated Aa3 or better by
   (F) Fixed-Rate GA-EUROZONE-GOV                                                     Rated AAA or better by S&P         by Moody's                Moody's
                                                       1 or less                                 98.8%                      98%                      94%
                                            More than 1 but not more than 2                      97.9%                      98%                      93%
                                            More than 2 but not more than 3                      97.1%                      98%                      92%
                                            More than 3 but not more than 5                      91.2%                      98%                      90%
                                            More than 5 but not more than 7                      87.5%                      98%                      89%
                                            More than 7 but not more than 10                     83.8%                      98%                      88%
                                           More than 10 but not more than 20                     75.5%                      98%                      84%

         The ISDA  Collateral  Asset  Definition  (ICAD) Codes used in this Schedule A are taken from the Collateral
         Asset  Definitions  (First Edition - June 2003) as published and  copyrighted in 2003 by the  International
         Swaps and Derivatives Association, Inc.

Reference Number: FXNSC9503- BXNS227801- Novation Confirmation
LaSalle Bank National Association, not in its individual capacity, but solely as the Supplemental Interest Trust
Trustee on behalf of the Supplemental Interest Trust with respect to RASC Series 2007-KS4 Trust, Home Equity
Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS4
April 27, 2007

[OBJECT OMITTED]]
                                                                                BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                  383 MADISON AVENUE
                                                                                            NEW YORK, NEW YORK 10179
                                                                                                        212-272-4009

DATE:                                   April 27, 2007

TO:                                     LaSalle  Bank  National  Association,  not in its  individual  capacity,  but
                                        solely  as  the  Supplemental   Interest  Trust  Trustee  on  behalf  of  the
                                        Supplemental  Interest  Trust with  respect to RASC  Series  2007-KS4  Trust,
                                        Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS4

ATTENTION:                              Kimberly Sturm
TELEPHONE:                              312-904-4373
FACSIMILE:                              312-904-1368

TO:                                     Residential Funding Company, LLC
ATTENTION:                              Tim Jacobson
TELEPHONE:                              952-857-6427
FACSIMILE:                              952-921-9087

FROM:                                   Derivatives Documentation
TELEPHONE:                              212-272-2711
FACSIMILE:                              212-272-9857

RE:      NOVATION CONFIRMATION

REFERENCE NUMBER(S):       FXNSC9503-BXNS227801

The  purpose of this  letter is to confirm  the terms and  conditions  of the  Novation  Transaction  entered  into between the parties and effective from the Novation Date specified below.  This Novation  Confirmation  constitutes a "Confirmation" as referred to in the New Agreement specified below.

1.   The definitions and provisions  contained in the 2004 ISDA Novation  Definitions (the  "Definitions")  and the
     terms and provisions of the 2000 ISDA  Definitions,  as published by the  International  Swaps and Derivatives
     Association,  Inc. and amended from time to time,  are  incorporated  in this  Novation  Confirmation.  In the event of any  inconsistency  between (i) the  Definitions,  (ii) the 2000 ISDA  Definitions,  and/or (iii) the
     Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.   The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

              Novation Trade Date:                                                       April 27, 2007
              Novation Date:                                                             April 27, 2007
              Novated Amount:                                                            USD 235,625,000
              Transferor 1:                                                              Residential Funding Company, LLC
              Transferor 2:                                                              Bear Stearns Bank plc
              Transferee 1:                                                              LaSalle Bank  National  Association,  not in its  individual capacity,  but  solely as the  Supplemental  Interest  Trust
                                                                                         Trustee on behalf of the  Supplemental  Interest  Trust with respect to RASC Series 2007-KS4 Trust,  Home Equity Mortgage
                                                                                         Asset-Backed Pass-Through Certificates, Series 2007-KS4
              Transferee 2:                                                              Bear Stearns Financial Products Inc.
              New Agreement (between Transferee 1                                        The Master Agreement as defined in the New Confirmation.
              and Transferee 2):

3.   The terms of the Old Transaction to which this Novation  Confirmation  relates,  for identification  purposes, are as follows:

              Reference Number of Old Transaction:                                       BXNS227801
              Trade Date of Old Transaction:                                             April 17, 2007
              Effective Date of Old Transaction:                                         April 27, 2007
              Termination Date of Old Transaction:                                       April 25, 2011

4.   The terms of the New  Transaction  to which this  Novation  Confirmation  relates shall be as specified in the
     New Confirmation attached hereto as Exhibit A, including the Credit Support Annex attached hereto as Annex A.

              Full First Calculation Period:                                             Applicable

5.   Offices:

              Transferor 1:                                                              Not Applicable
              Transferor 2:                                                              Not Applicable
              Transferee 1:                                                              Not Applicable
              Transferee 2:                                                              Not Applicable

The  parties  confirm  their  acceptance  to be bound by this  Novation  Confirmation  as of the  Novation  Date by executing  a copy  of  this  Novation  Confirmation  and  returning  a  facsimile  of the  fully-executed  Novation
Confirmation  to  212-272-9857.  Transferor 1 and  Transferor  2, by their  respective  execution of a copy of this
Novation  Confirmation,  each  agrees  to  the  terms  of the  Novation  Confirmation  as it  relates  to  the  Old
Transaction.  Transferee  1  and  Transferee  2,  by  their  respective  execution  of  a  copy  of  this  Novation
Confirmation,  each agrees to the terms of the  Novation  Confirmation  as it relates to the New  Transaction.  For inquiries  regarding U.S.  Transactions,  please contact  DERIVATIVES  DOCUMENTATION  by telephone at 212-272-2711.
For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6223.

BEAR STEARNS FINANCIAL PRODUCTS INC.                                         BEAR STEARNS BANK PLC

By:  _____________________________                                           By:  _____________________________
        Name:                                                                        Name:
        Title:                                                                       Title:
        Date:                                                                        Date:

LASALLE BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT       RESIDENTIAL FUNDING COMPANY, LLC
SOLELY AS THE SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE
SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO RASC SERIES 2007-KS4 TRUST,
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES
2007-KS4                                                                     By:  _____________________________
                                                                                     Name:
                                                                                     Title:
                                                                                     Date:

By:  _____________________________
        Name:
        Title:
        Date: